                                Exhibit "24" to

                         Form 3/A for Event 11-12-2003

                              CITRIX SYSTEMS, INC.

                               POWER OF ATTORNEY

         The person whose signature appears below hereby constitutes and appoints David R. Friedman, Lynn K. Gefen, Steven C. Browne, and Antonio G.

Gomes and any one of them acting singly, the and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments,

certificates and documents required to be executed on behalf of the undersigned as an individual or on behalf of the undersigned's holding company, as the case may be, pursuant to sections 13 and 16 of the Securities Exchange Act of 1934,

as amended (the "Exchange Act"), and any and all regulations promulgated there under, and to file the same, with all exhibits thereto, with respect to Citrix securities, and any other documents in connection therewith, with the

Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as the undersigned might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned acknowledges that

David R. Friedman, Lynn K. Gefen, Steven C. Browne, and Antonio G. Gomes are

not assuming any of the undersigned's responsibilities to comply with Section

13 or Section 16 of the Exchange Act.

         This Power of Attorney has been signed as of the 17TH day of November,

2003.

                         s/Lars Nielsen

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                         Section 16 Officer Signature

                         LARS NIELSEN, ACTING SR. VICE PRESIDENT - MARKETING

                         ------------------------------------------------------

                         Section 16 Officer Printed Name